SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005


                           J. C. PENNEY COMPANY, INC. (Exact name of registrant
             as specified in its charter)


   Delaware                         1-15274                       26-0037077
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
    of incorporation )                                       Identification No.)


6501 Legacy Drive
Plano, Texas                                                        75024-3698

(Address of principal executive offices)                             (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     Pursuant to the Management Incentive Compensation Program, as amended (the "Program") of J. C. Penney Corporation, Inc., the wholly-owned retail operating subsidiary of J. C. Penney Company, Inc., an annual incentive cash award is made upon the achievement of pre-set performance goals. Based upon the performance goals and actual performance for fiscal 2004, an incentive cash payment to each of the named executive officers (including certain employees who have retired or resigned) at 160% of the incentive targets has been made resulting in awards of the following amounts:

                                                            2004
Named Executive Officer                              Incentive Compensation
-----------------------------------                -----------------------------
Robert B. Cavanaugh                                   $489,648.63
Executive Vice President,
Chief Financial Officer

Gary L. Davis                                         $443,933.12
Executive Vice President, Chief Human
Resources and Administration Officer

Ken C. Hicks                                          $537,508.17
President and Chief Merchandising Officer

Stephen F. Raish                                      $322,098.36
Executive Vice President,
Chief Information Officer

Myron E. Ullman, III                                  $406,557.60
Chairman and Chief Executive Officer

Vanessa J. Castagna                                   $1,044,880.00
Former Executive Vice President, Chairman and CEO
JCPenney Stores, Catalog and Internet

Charles R. Lotter                                     $441,552.19
Former Executive Vice President,
Secretary and General Counsel

Allen I. Questrom                                     $2,160,000.00
Former Chairman and Chief Executive Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By:   /s/ Joanne L. Bober
                                                ----------------------------
                                                   Joanne L. Bober
                                                   Senior Vice President,
                                                   General Counsel and Secretary




Date:  March 4, 2005